Financial risk management	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial risk management	Financial risk management
Risk management principles and processes

The Group’s activities are exposed to a variety of financial risks. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize the Group’s capital costs by using suitable means of financing and to manage and control the Group’s financial risks effectively. The Group uses financial instruments to hedge certain risk exposures.

The Group’s approach to the identification, assessment and mitigation of financial risk is carried out by a Risk and Commercial Committee, which focuses on timely and appropriate risk management.

The principal financial risks are related to raw material price, end-product price, exchange rate, interest rate, liquidity and credit risk. This section provides a description of the principal risks and uncertainties that could have a material adverse effect on the Group’s strategy, performance, results of operations and financial condition. These risks do not appear in any particular order of materiality or probability of occurrence.

Argentina currency status and macroeconomic outlook:

The Argentine subsidiaries of the Group operate in an economic context in which main variables have a strong volatility as a consequence of political and economic uncertainties, both in national and international environments. Argentina’s annual inflation rate for the years ended December 31, 2025, 2024 and 2023 was 31.5%, 117.8% and 211.4%, respectively. The Group uses Argentina’s official exchange rate to account for transactions in Argentina, mainly affecting the farming business segment, which as of December 31, 2025, 2024 and 2023 was Ps.1,455.00, Ps.1,032.00 and Ps.808.45, respectively, against the U.S. dollar. For the years ended December 31, 2025, 2024 and 2023, Argentina’s official exchange rate against the U.S. dollar increased 40.9%, 27.7% and 356.3%, respectively.
On December 10, 2023, a new government took office with the aim to boost a deregulation of the Argentine economy and other regulations. Certain regulations and/or restrictions have been eased and others remain in force, although it is expected that they will be lifted gradually. However, the scope and timing of the measures, including but not limited to the existing foreign exchange regulations remains uncertain as of the date of these Consolidated Financial Statements.

The Argentine Central Bank under prior administration, had implemented certain measures that control and restrict the ability of companies and individuals to access the foreign exchange market known as MULC (for its acronym in Spanish) for certain transactions. However, the performance of blue-chip swap transactions known as Contado con Liquidación or CCL (for its acronym in Spanish) was an alternative lawful mechanism. The blue-chip swap transactions are capital markets transactions that could be implemented in different ways, both for the inflow and outflow of funds. The implicit exchange rate applicable to this type of transactions is higher with respect to the official foreign exchange rate.

Since Javier Milei’s was elected to office, his administration has made progress in lifting exchange controls for individuals, as well as in easing other aspects of the foreign exchange controls regime that remains in place. While the current administration is not expected to impose further foreign exchange controls, but rather to eventually eliminate those still in effect, there are no guarantees that new foreign exchange controls will not be implemented in the future by this or any subsequent government.

Argentina has significantly eased its exchange controls as of April 14, 2025. These changes, implemented through Central Bank Communication “A” 8226 and Decree 269/2025, mark a substantial step in the government's economic liberalization program.

A summary of the key changes are the following:

•Access to Foreign Currency: Argentine residents can now freely purchase and hold US dollars for savings or deposits without needing prior authorization from the Central Bank.
•Repatriation of Dividends: Financial institutions can now process transfers abroad for profits and dividends to non-resident shareholders based on audited financial statements from the fiscal year 2025 onwards.
•Import Flexibility: The SIRA/SIRASE system (a previous mandatory request for imports) for import payments has been eliminated.Payments for imported goods can be made once the goods are cleared for domestic use, without previous minimum waiting periods (which were typically 30 days). Advance payments for capital goods are allowed up to 30% of the FOB value, with a total limit of 80% including other payment methods.
•Service Payments: Payments for services from unrelated foreign parties can be made immediately as they accrue. Payments to related foreign parties now have a reduced minimum waiting period of 90 days from the date the service was provided or accrued (down from 180 days).
•Market Transactions: Restrictions on buying and selling securities in foreign currency have been relaxed. Simplified Documentation: Declarations for foreign exchange transactions that occurred before April 11, 2025, are no longer required to access the FX market.
•Exchange Rate Regime: A new managed floating exchange rate regime has been introduced, with a free float between bands, which as of December 31, 2025, were a 916.58 and 1,526.09.

The Company is permanently monitoring the evolution of the program to determine the possible impacts that these new measures could have on the Company’s business and financial position.

•Exchange rate risk

The Group’s cash flows, statement of income and statement of financial position are presented in U.S. Dollars and may be affected by fluctuations in exchange rates. Currency risks, as defined by IFRS 7, arise on account of monetary assets and liabilities being denominated in a currency that is not the functional currency.

A significant majority of the Group’s business activities is conducted in the functional currencies of the respective subsidiaries, which are the local currencies for the Brazilian operations, the Brazilian Reais and the Argentine Peso for the Argentine subsidiaries, except for Profertil S.A. which functional currency is U.S. Dollar. However, the Group may transact in currencies other than the respective functional currencies, mainly the U.S. Dollar. As such, these subsidiaries may hold U.S. Dollar denominated monetary balances at each year-end as indicated in the tables below.

The Group’s net financial position exposure to the U.S. Dollar is managed on a case-by-case basis, partly by hedging certain expected cash flows with foreign exchange derivative contracts.

The following tables show the net monetary position of the respective subsidiaries within the Group categorized by functional currency. Non-U.S. Dollar amounts are presented in U.S. Dollars for purpose of these tables.

	2025
	Subsidiaries’ functional currency
Net monetary position (Liability)/ Asset	Argentine Peso	Brazilian Reais	Chilean Peso	U.S. Dollar	Total
Argentine Peso	26,636	—	—	(3,964)	22,672
Brazilian Reais	—	(609,955)	—	—	(609,955)
U.S. Dollar	(864,198)	(250,999)	1,509	(162,066)	(1,275,754)
Uruguayan Peso	—	—	—	(2,046)	(2,046)
Euro	(817)	—	—	(27,991)	(28,808)
Total	(838,379)	(860,954)	1,509	(196,067)	(1,893,891)

	2024
	Subsidiaries’ functional currency
Net monetary position (Liability)/ Asset	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Argentine Peso	3,374	—	—	—	3,374
Brazilian Reais	—	(553,476)	—	—	(553,476)
U.S. Dollar	(189,915)	(201,818)	35,958	(22,319)	(378,094)
Uruguayan Peso	—	—	(4,476)	—	(4,476)
Total	(186,541)	(755,294)	31,482	(22,319)	(932,672)

The Group’s analysis shown on the tables below is carried out based on the exposure of each functional currency subsidiary against the U.S. Dollar. The Group estimated that, other factors being constant, a hypothetical 10% appreciation/(depreciation) of the U.S. Dollar against the Brazilian real respective functional currencies for the years ended December 31, 2025 and 2024 or the Uruguayan peso, or a 25% appreciation/(depreciation) of the U.S. Dollar against the Argentine peso.

		Functional currency
Net monetary position		Argentine Peso	Brazilian Reais	Chilean / Uruguayan Peso	Total
2025	U.S. Dollar	(216,050)	(25,100)	151	(240,999)
2024	U.S. Dollar	(47,479)	(20,182)	3,596	(64,065)

The tables above only consider the effect of a hypothetical appreciation / (depreciation) of the U.S. Dollars on the Group’s net financial position. A hypothetical appreciation / (depreciation) of the U.S. Dollar against the functional currencies of the Group’s subsidiaries has historically had a positive / negative effect, respectively, on the fair value of the Group’s biological assets and the end prices of the Group’s agriculture produce, both of which are generally linked to the U.S. Dollar.
 Hedge Accounting Cash Flow Hedge

As part of the exchange rate risk, the Group may document and designate cash flow hedging relationships to hedge the foreign exchange rate risk of all or part of its highly probable future sales in U.S. Dollars using either all or a portion of its US dollar-denominated borrowings and/or derivative instruments including but not limited to currency forwards and foreign currency floating-to-fixed interest rate swaps, as needed.

The Group had formally hedged a portion of its highly probable future US dollar-denominated sales using a portion of its US dollar-denominated borrowings. For the year ended December 31, 2025, nil before income tax was recognized in other comprehensive income (December 31, 2024: US$ 601) and nil (December 31, 2024: US$ 26,997) was reclassified from equity to profit or loss within “Financial results, net”.

•Raw material price risk

Inflation in the costs of raw materials and goods and services from industry suppliers and manufacturers presents risks to project economics. A significant portion of the Group’s cost structure includes the cost of raw materials primarily seeds, fertilizers, agrochemicals, and natural gas, among others. Prices for these raw materials may vary significantly.

•End-product price risk

Prices for commodity products have historically been cyclical, reflecting overall economic conditions and changes in capacity within the industry, which affect the profitability of entities engaged in the agribusiness industry. The Group combines different actions to minimize price risk. A percentage of crops are to be sold during and post-harvest period. The Group manages minimum and maximum prices for each commodity as well as gross margin per each crop as to decide when and how to sell. End-product price risks are hedged if economically viable and possible by entering into forward contracts with major trading houses or by using derivative financial instruments, consisting mainly of crops and sugar future contracts, but also includes occasionally put and call options. A movement in end-product futures prices would result in a change in the fair value of the end product hedging contracts. These fair value changes, after taxes, are recorded in the consolidated statement of income. The prices of Urea is affected by the volatility of the products in the international reference markets, affecting the margins and the results of operations of our fertilizer business segment.

Contract positions are designed to ensure that the Group would receive a defined minimum price for certain quantities of its production. The counterparties to these instruments generally are major financial institutions. In entering into these contracts, the Group has assumed the risk that might arise from the possible inability of counterparties to meet the terms of their contracts. The Group does not expect any material losses as a result of counterparty defaults. The Group is also obliged to pay margin deposits and premiums for these instruments. These estimates represent only the sensitivity of the financial instruments to market risk and not the Group exposure to end product price risks as a whole, since the crops and cattle products sales are not financial instruments within the scope of IFRS 7 disclosure requirements.

Liquidity risk

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature, and that borrowing facilities are not available to meet cash requirements. Failure to manage liquidity risks could have a material impact on the Group’s cash flow and statement of financial position.

Prudent liquidity risk management includes managing the profile of debt maturities and funding sources close oversight of cash flows projections, maintaining sufficient cash, and ensuring the availability of funding from an adequate amount of committed credit facilities and the ability to close out market positions. The Group's ability to fund its existing and prospective debt requirements is managed by maintaining diversified funding sources with adequate available funding lines from high quality lenders; and reaching to have long-term financial facilities.

As of December 31, 2025, cash and cash equivalents of the Group totaled US$383.2 million, and short term investments totaled US$89.8 million.

The tables below analyze the Group’s non-derivative financial liabilities and derivative financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows and as a result they do not reconcile to the amounts disclosed on the statement of financial position except for short-term payables where discounting is not applied.

At December 31, 2025	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 Years	Total
Trade and other payables	636,302	700	—	—	637,002
Borrowings	287,893	644,624	289,270	1,056,506	2,278,293
Leases Liabilities	82,106	78,290	174,658	179,537	514,591
Derivative financial instruments	5,394	—	—	—	5,394
Total	1,011,695	723,614	463,928	1,236,043	3,435,280

At December 31, 2024	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 Years	Total
Trade and other payables	174,096	767	—	—	174,863
Borrowings	242,332	153,989	500,453	107,225	1,003,999
Leases Liabilities	66,365	82,192	183,204	196,594	528,355
Derivative financial instruments	5,779	—	—	—	5,779
Total	488,572	236,948	683,657	303,819	1,712,996

•Interest rate risk

The Group’s interest rate risk arises from long-term borrowings at floating rates, which expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk. The interest rate profile of the Group's borrowings is set out in Note 26.

The Group occasionally manages its cash flow interest rate risk exposure by using floating-to-fixed interest rate swaps. Such interest rate swaps have the economic effect of converting borrowings from floating rates to fixed rates.

The following tables show a breakdown of the Group’s fixed-rate and floating-rate borrowings per currency denomination and functional currency of the subsidiary debt holder. These analyses are performed after giving effect to interest rate swaps.

The analysis for the year ended December 31, 2025 and 2024 is as follows:

	2025
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	U.S. Dollar	Total
Fixed rate:
Argentine Peso	82	—	—	82
Brazilian Reais	—	84,665	—	84,665
U.S. Dollar	255,992	297,765	720,987	1,274,744
Subtotal fixed-rate borrowings	256,074	382,430	720,987	1,359,491
Variable rate:
Brazilian Reais	—	204,145	—	204,145
Euro	—	—	29,373	29,373
Subtotal variable-rate borrowings	—	204,145	29,373	233,518
Total borrowings as per statement of financial position	256,074	586,575	750,360	1,593,009

	2024
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	U.S. Dollar	Total
Fixed rate:
Argentine Peso	8,827	—	—	8,827
Brazilian Reais	—	39,370	—	39,370
U.S. Dollar	83,500	292,293	152,782	528,575
Subtotal fixed-rate borrowings	92,327	331,663	152,782	576,772
Variable rate:
Brazilian Reais	—	189,339	—	189,339
U.S. Dollar	13,445	—	—	13,445
Subtotal variable-rate borrowings	13,445	189,339	—	202,784
Total borrowings as per statement of financial position	105,772	521,002	152,782	779,556

For the years ended December 31, 2025 and 2024, if interest rates on floating-rate borrowings had been 1% higher with all other variables held constant, the Group’s Profit before income tax for the years would have decreased as shown below. A 1% decrease in interest rates would have an equal and opposite effect on the income statement.

	2025
	Subsidiaries’ functional currency
Rate per currency denomination	Brazilian Reais	U.S. Dollar	Total
Variable rate:
Brazilian Reais	(2,041)	—	(2,041)
Euro	—	(294)	(294)
Total effects on profit before income tax	(2,041)	(294)	(2,335)

	2024
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reias	Total
Variable rate:
Brazilian Reais	—	(1,893)	(1,893)
U.S. Dollar	(134)	—	(134)
Total effects on profit before income tax	(134)	(1,893)	(2,027)

The sensitivity analysis has been determined assuming that the change in interest rates had occurred at the date of the statement of financial position and had been applied to the exposure to interest rate risk for financial instruments in existence at that date. The 100 basis point increase or decrease represents management's assessment of a reasonable possible change in those interest rates, which have the most impact on the Group, specifically the United States and Brazilian rates over the period until the next annual statement of financial position date.
•Credit risk

The Group’s exposure to credit risk mainly arise from the potential non-performance of contractual obligations by the parties, in relation to amounts owed for physical product sales, the use of derivative instruments, and the investment of surplus cash balances. The Group is also exposed to political and economic risk events, which may cause non-payment of foreign currency obligations to the Group.

Credit risk from trade receivables is considered to be low because the Group’s policy is to manage credit exposure to trading counterparties within defined trading limits. All of the Group’s significant counterparties are assigned internal credit limits.

The Group regularly sells to a large base of customers. The type and class of customers may differ depending on the Group’s business segments. For the years ended December 31, 2025 and 2024, more than 60% and 67%, respectively, of the Group’s sales of crops were sold to 19 and 19 well-known customers (both multinational and local) with a good credit history with the Group. In the rice segment 63% and 65% of sales were sold to 19 and 19 well-known customers for the years ended December 31, 2025 and 2024, respectively.

In the dairy segment, 63% and 67% of the sales were concentrated in 19 and 19 well-known customers for the years ended December 31, 2025 and 2024, respectively.

In the Sugar, Ethanol and Energy segment, (i) 78% and 89% of the sales of ethanol were concentrated in 6 and 12 large well known customers for the years ended December 31, 2025 and 2024, respectively, with a satisfactory credit history with the Company; (ii) 28% and 49% of the sales of Energy were made to Cámara de Comercialização de Energia Elétrica (CCEE ) and an other 45% and 28% is concentrated in 10 and 11 large well known customers with a satisfactory credit history with the Company and for the years ended December 31, 2025 and 2024, respectively, (iii) 81% and 94% of the export of Sugar were concentrated in 6 and 6 large well customers for the years ended December 31, 2025 and 2024, respectively.

In the fertilizers segment, 80% of the sales were concentrated in 18 well-known customers for the years ended December 31, 2025.

No credit limits were exceeded during the reporting periods and management does not expect any losses from non-performance by these counterparties. If any of the Group’s customers are independently rated, these ratings are used. Otherwise, the Group assesses the credit quality of the customer taking into account its financial position, past experience and other factors (see Note 17 for details). The Group may seek cash collateral, letter of credit or parent company guarantees, as considered appropriate. Sales to customers are primarily made by credit with customary payment terms. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in the statement of financial position after deducting any impairment allowance. The Group’s exposure of credit risk arising from trade receivables is set out in Note 18.

The Group is exposed to counterparty credit risk on cash and cash equivalent balances. The Group holds cash on deposit with a number of financial institutions. The Group manages its credit risk exposure by limiting individual deposits to clearly defined limits. The Group only deposits with high quality banks and financial institutions. As of December 31, 2025 and 2024, the total amount of cash and cash equivalents mainly comprise cash in banks and short-term bank deposits. The Group is authorized to transact with banks rated “BBB+” or higher. As of December 31, 2025 and 2024, 3 and 5 banks (primarily Credit Agricole, Banco Itaú, Banco Galicia, JP Morgan and FCI) accounted for more than 82% and 70%, respectively, of the total cash deposited. The remaining amount of cash and cash equivalents relates to cash in hand. Additionally, during the year ended December 31, 2025, the Group invested in BOPREAL (Bonos para la Reconstrucción de una Argentina Libre), LECAPs (Letras del Tesoro Nacional Capitalizables en Pesos), LELINK (Letras Dollar Linked), BONCAP (Bono Capitalizable en Pesos) in fixed-term bank deposits, treasury bills and also entered into derivative contracts (currency forward). The Group’s exposure of credit risk arising from cash and cash equivalents is set out in Note 20.

The Group’s primary objective for holding derivative financial instruments is to manage currency exchange rate risk, interest rate risk and commodity price risk. The Group generally enters into derivative transactions with high-credit-quality counterparties and, by policy, limits the amount of credit exposure to any one counterparty based on an analysis of that counterparty's relative credit standing. The amounts subject to credit risk related to derivative instruments are generally limited to the amounts, if any, by which counterparty's obligations exceed the obligations with that counterparty.

The Group also entered into crop commodity futures traded in the established trading markets of Argentina and Brazil through well-rated brokers. Management does not expect any counterparty to fail to meet its obligations.
•Capital risk management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, it may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or buy own shares or sell assets to reduce debt. Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as total debt (including current and non-current borrowings as shown in the consolidated statement of financial position, if applicable) divided by total capital. Total capital is calculated as equity, as shown in the consolidated statement of financial position, plus total borrowings. During the year ended December 31, 2025, the strategy was to maintain the gearing ratio within 0.30 to 0.60, as follows:

	2025	2024
Total borrowings	1,593,009	779,556
Total equity	1,792,291	1,408,101
Total capital	3,385,300	2,187,657
Gearing ratio	0.47	0.36

•Derivative financial instruments

As part of its business operations, the Group may uses a variety of derivative financial instruments to manage its exposure to the financial risks discussed above. As part of its strategy, the Group may enter into derivatives of (i) interest rate to manage the composition of floating and fixed rate debt; (ii) currency to manage exchange rate risk, and (iii) crop (future contracts and put and call options) to manage its exposure to price volatility stemming from its integrated crop production activities. The Group’s policy is not to use derivatives for speculative purposes.

Derivative financial instruments involve, to a varying degree, elements of market and credit risk not recognized in the financial statements. The market risk associated with these instruments resulting from price movements is expected to offset the market risk of the underlying transactions, assets and liabilities, being hedged. The counterparties to the agreements relating to the Group’s contracts generally are large institutions with credit ratings equal to or higher than BBB+. The Group continually monitors the credit rating of such counterparties and seeks to limit its financial exposure to any one financial institution. While the contract or notional amounts of derivative financial instruments provide one measure of the volume of these transactions, they do not represent the amount of the Group’s exposure to credit risk. The amounts potentially subject to credit risk (arising from the possible inability of counterparties to meet the terms of their contracts) are generally limited to the amounts, if any, by which the counterparties’ obligations under the contracts exceed the Group’s obligations to the counterparties.

The following tables show the outstanding positions for each type of derivative contract as of the date of each statement of financial position:

▪ Futures / options

As of December 31, 2025:

	2025
Type of derivative contract	Quantities (thousands) (**)	Notional amount	Fair Value Asset/ (Liability)	(Loss)/Gain (*)
Futures:
Sale
Sugar	170	43,680	1,611	(1,764)
Ethanol	13	36,700	(194)	(194)
Options:
Buy put
Sugar	46	(323)	(368)	(651)
Total	229	80,057	1,049	(2,609)
 As of December 31, 2024:

	2024
Type of derivative contract	Quantities (thousands) (**)	Notional amount	Fair Value Asset/ (Liability)	(Loss)/Gain (*)
Futures:
Sale
Soybean	2	407	(18)	(18)
Wheat	3	697	16	16
Sugar	46	19,357	854	3,446
OTC:
Sugar	5	2,509	160	828
Total	56	22,970	1,012	4,272
(*) Included in the line item “gain / (loss) from commodity derivative financial instruments” of Note 8.
(**) All quantities expressed either in tons or cubic meters, as applicable.
Commodity future contract fair values are computed with reference to quoted market prices on future exchanges.

▪Floating-to-fixed interest rate swaps
The Group’s subsidiary Adecoagro Vale do Ivinhema entered into interest rate swap operations:

a) In December 2020, with Itaú BBA in an aggregate amount of R$ 400 million. In these operations the company receives IPCA (Extended National Consumer Price Index) plus 4.24% per year, and pays CDI (an interbank floating interest rate in Reais) plus 1.85% per year. This swap was early terminated in December, 2025 and the subsidiary entered into a new interest rate swap operation with Itaú BBA in an aggregate amount of R$ 365 million. In this transaction, Adecoagro Vale do Ivinhema receives a fixed rate of 13.47% per annum and pays CDI (a floating interbank interest rate in Brazilian Reais) plus 0.05% per annum. This swap expires semiannually until December, 2034.
b) In July 2024 with:

–Itaú BBA in an aggregate amount of R$ 76 million. In this operation the company receives IPCA (Extended National Consumer Price Index) plus 6.80% per year and pays CDI (an interbank floating interest rate in Reais) plus 0.49% per year. This swap expires in July 2034.

–BR Partners in an aggregate amount of R$ 115 million. In this operation the company receives IPCA (Extended National Consumer Price Index) plus 6.76% per year and pays CDI (an interbank floating interest rate in Reais) plus 0.41% per year. This swap expires in July 2031.

–XP Investimentos in an aggregate amount of R$ 209 million. In this operation the Company receives pre-fixed rate 12.61% per year and pays CDI (an interbank floating interest rate in Reais) plus 0.48% per year. This swap expires in July 2031.
These interest rate swap agreements resulted in a recognition of a gain of US$ 2.2 million and a loss US$ 10.5 million for the years ended December 31, 2025 and 2024, respectively.

▪Currency forward

The Group did not enter nor have outstanding any significant currency forward contract in 2025 and 2024.

Gains and losses on currency forward contracts are included within “Financial results, net” in the statement of income.